UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Real Assets Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Real assets stocks registered strong gains in the first six months of 2014 and outperformed global equity markets by a wide margin. Energy-related stocks surged higher as geopolitical tensions in the Middle East and Eastern Europe contributed to a spike in prices. Precious metals equities also climbed due to the heightened geopolitical risks, as well as signs that wage growth in the U.S. could contribute to higher inflation. The Real Assets Fund recorded strong performance against this positive backdrop for our sectors of the global equities market.

As shown in the Performance Comparison table, the Real Assets Fund returned 13.59% for the six-month period ended June 30, 2014. The fund comfortably outpaced the MSCI All Country World Index, a broad measure of global equities performance, and its combined index portfolio, a custom blended benchmark that we believe provides a more accurate performance comparison. All of the fund’s underlying sectors posted gains, led by precious metals, U.S. real estate investment trusts (REITs), and natural resources. Security selection in the fund’s underlying portfolios provided a significant boost to results versus our combined index portfolio.

MARKET ENVIRONMENT

U.S. stocks recorded solid gains over the last six months as investors looked beyond a number of economic and geopolitical uncertainties. Downside concerns included an unexpectedly sharp first-quarter economic contraction, less accommodative monetary policy from the Federal Reserve, and early-year weakness among emerging markets assets and currencies. Geopolitical tensions in Ukraine and sectarian violence in Iraq also weighed on markets. However, investors focused on the potential for renewed economic growth for the remainder of the year, supported by falling long-term U.S. interest rates, positive corporate earnings growth, and stimulative monetary policy in other developed markets. Monetary policy remains broadly accommodative despite Fed tapering, and we do not expect the Fed to start raising short-term interest rates until mid-2015.

In Europe, shares trailed broader developed and emerging markets indexes due to ongoing concerns about low inflation, tepid growth, and stagnant corporate earnings. However, market sentiment was buoyed by expectations for monetary easing by the European Central Bank to support a nascent economic recovery and stave off deflation. Returns were relatively flat in Japan. The country’s trade deficit expanded as increased consumer spending ahead of an April 1 consumption tax increase boosted import demand, while the stronger yen hurt exports. Overall, emerging markets equities outperformed stocks in developed non-U.S. markets, but returns were mixed between regions and countries. Latin American markets scored the biggest gains, but China’s market declined due to concerns about slowing economic growth, evidence of a property and credit slowdown, and worries about unregulated lending and bad loans.

Natural resources stocks significantly outpaced the U.S. and global equity markets. Energy shares surged amid concerns about potential supply disruptions due to violence in Iraq and other parts of the Middle East. Precious metals stocks also benefited from heightened geopolitical risks, as well as signs of an uptick in U.S. inflation. A decline in long-term bond yields during the first half of the year bolstered other income-generating securities, including REITs and utilities, as investors searched for yield.

PORTFOLIO REVIEW AND POSITIONING

Our real estate holdings generated double-digit gains and outpaced the broader global equity markets by a wide margin. U.S. apartment REITs were particularly strong, led by Essex Property Trust. Essex completed the acquisition of another fund holding, BRE Properties, and we eliminated BRE from our portfolio while also adding further to our Essex investment. The merger of these two West Coast portfolios offers substantial opportunities for scale benefits and the implementation of best practices from both firms. There has been a substantial movement by several regional mall owners to prune less-productive centers that they believe will lag the results of the remainder of their portfolios. Some have chosen to prune via asset sales, while others have chosen to spin off lower-productive assets. Markets reacted favorably when Simon Property Group opted to spin off some of its less productive assets, and the stock was among our best contributors. Non-U.S. REITs also posted double-digit gains but lagged U.S. real estate, primarily due to a weak Japanese market. Although Japanese investors were initially optimistic about economic reforms offered by Prime Minister Shinzo Abe, enthusiasm waned with the realization that substantive change will take some time. Mitsui Fudosan, one of our largest Japanese holdings, was a significant detractor. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We modestly reduced our position in real estate. Continuing improvement in property fundamentals should help to temper interest rate concerns by leading to higher rents with growth in cash flows and distributions. However, we believe that the longer-term trend in rates is higher, and we are concerned that we may see some reversal of the sharp decline that occurred during the first six months of the year. In addition, valuations continue to appear stretched relative to other equity investments.

Our global natural resources portfolio was solidly positive. Energy shares surged amid concerns about potential supply disruptions due to violence in Iraq and other parts of the Middle East. U.S. exploration and production companies Anadarko Petroleum, Concho Resources, Pioneer Natural Resources, and Cimarex Energy benefited from the ongoing boom in North American shale oil production and were among the fund’s better performers. We believe that U.S. and Canadian shale oil is a true game changer for energy markets and prefer companies that are moving down the cost curve and accelerating growth through the development of assets. Our utilities holdings, including National Grid and NiSource, were also strong as these typically rate-sensitive companies performed well amid a demand for higher-yielding assets. We believe that utilities are attractive in the current commodity environment as we expect their input costs to decline while a modestly improving global economy drives better demand.

We are overweight to natural resources versus our benchmark but trimmed our position somewhat due to longer-term concerns about modest global economic growth, accelerating supply, and benign inflation. While the environment appears challenging, we believe our deep research platform can identify a range of companies that are well positioned to benefit from declining commodity prices.

The fund’s metals and mining stocks generated mixed results over the six-month reporting period. Our precious metals stocks were particularly strong as gold prices rebounded back above $1,300 per ounce. Franco-Nevada benefited from the bounce in gold prices and a low-cost business model based on royalties from mining operations. Goldcorp and Randgold Resources were strong contributors as well. Our industrial metals stocks posted modest gains, but they trailed the broader global equities market and the natural resources space by a wide margin. Rio Tinto and Vale weighed on results as lower steel demand from the slowing Chinese construction market caused iron ore prices to fall.

We are underweight metals due to concerns about the long-term impact of slower growth in China as policymakers rebalance the economy away from reliance on large-scale infrastructure and real estate investment. However, the rebalancing of China’s economy will take years to accomplish, and in the process, there will be periods when policymakers must stimulate growth to prevent disruptively sharp slowdowns. In our opinion, we are in the midst of one such period of modest stimulus to keep growth targets on track, including looser credit and increased infrastructure spending. We believe these measures will benefit industrial metals over the near term, and, as a result, we recently reduced the size of our underweight position.

OUTLOOK

We expect modest global economic growth over the remainder of 2014. Despite the onset of Federal Reserve tapering, central bank policies in the U.S. and other developed economies remain highly accommodative. After a disappointing first quarter, the U.S. economy should return to modest growth in the coming months amid diminished fiscal headwinds, improved labor and housing markets, and healthier consumer finances. We expect corporate earnings to improve in the back half of the year as the economy grows. Healthy balance sheets and cash flows offer corporations the flexibility to increase hiring and capital expenditures, pursue merger and acquisition activity, and return capital to shareholders through dividends and share buybacks.

Outside the U.S., we expect Europe’s gradual recovery to continue. However, much of Europe remains hindered by large debt loads, high unemployment, and deflation worries. Corporate earnings in Europe are roughly in line with weak economic growth, but we could see a meaningful increase as the region’s economic recovery progresses. Japan’s fiscal and monetary policies have revived economic output and improved the inflation outlook, although sustainability will depend on the passage of structural reforms, increased real wages, and the ability to weather a hike in the national sales tax that took effect in April.

Several emerging markets have struggled with slumping currencies, slowing economic growth, and periodic geopolitical tensions that have unnerved investors. Major structural reforms are necessary in some countries, but recent elections favoring pragmatist over populist agendas are encouraging. In China, growth has slowed more than expected in a complicated transition from a focus on exports and infrastructure spending toward domestic consumption. Overall, however, emerging markets economic growth rates still outpace developed markets and have greater long-term growth potential.

Benign inflation has been a headwind for our fund since its inception on July 28, 2010. In the period since the global financial crisis in 2008–2009, economic growth in developed markets has been tepid, with slack capacity utilization and employment leading to an environment in which inflation lagged its long-term average. In fact, the potential for deflation has probably been of greater concern than the possibility of inflation. However, employment has started to recover, slack seems reduced, and the economy appears to be improving. Inflation is moving toward more normalized levels, and we have to face the probability that positive inflation surprises may be more likely than deflationary concerns. Over the long term, inflation remains a concern as governments and central banks start to unwind massive balance sheets, making a strategy like ours a good inflation hedge for many investors.

The medium term is likely to remain challenging for natural resources shares, with wide variation among industries and companies. Current areas of focus include energy exploration and production companies with decreasing costs and accelerating production growth, particularly North American shale producers. Short-term volatility, such as that arising from recent sectarian violence in Iraq, could give commodity and energy prices a boost and offer new investment opportunities. We maintain a favorable long-term view of real estate fundamentals based on improving demand, reasonably limited supply, and continued access to capital markets. We are, therefore, optimistic about the sector’s prospects.

Key risks to global markets include the effectiveness of global monetary policy actions to support growth and rising geopolitical tensions in Eastern Europe, Asia, and the Middle East. However, we believe that highly diversified portfolios and a careful focus on fundamental research can enhance our ability to identify investment opportunities on behalf of our shareholders.

Respectfully submitted,

Wyatt A. Lee
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 24, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

GLOSSARY

Combined index portfolio: An unmanaged stock portfolio consisting of 25% MSCI All Country World Index Metals & Mining, 20% Wilshire U.S. Real Estate Securities Index, 20% FTSE EPRA/NAREIT Developed Index, 19.5% MSCI All Country World Index Energy, 10.5% MSCI All Country World Index Materials, and 4% MSCI All Country World Index IMI Gold, and 1% MSCI All Country World Index IMI Precious Metals & Minerals.

  FTSE EPRA/NAREIT Developed Index: An index that tracks the performance of developed market real estate securities.

  MSCI All Country World Index Energy: An index that tracks the performance of companies engaged in the exploration and production of energy commodities.

  MSCI All Country World Index IMI Gold: An index that tracks the performance of companies engaged in the exploration and production of gold.

  MSCI All Country World Index IMI Precious Metals & Minerals: An index that tracks the performance of companies engaged in the exploration and production of precious metals and minerals.

  MSCI All Country World Index Materials: An index that tracks the performance of companies engaged in the exploration and production of basic materials.

  MSCI All Country World Index Metals & Mining: An index that tracks the performance of metals and mining companies.

  Wilshire U.S. Real Estate Securities Index: An index that tracks the performance of publicly traded U.S. real estate securities.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
BHP Billiton (Australia)	3.3%
Simon Property Group	2.7
BHP Billiton (UK)	2.0
Rio Tinto	1.7
Glencore	1.6
Prologis	1.4
General Growth Properties	1.4
Goldcorp	1.4
AvalonBay Communities	1.4
Franco-Nevada	1.3
Essex Property Trust	1.2
Public Storage	1.2
Macerich	1.2
SL Green Realty	1.2
Boston Properties	1.1
Equity Residential	1.0
Pioneer Natural Resources	1.0
Freeport-McMoRan Copper & Gold	1.0
Vornado Realty Trust	1.0
Federal Realty Investment Trust	1.0
Royal Dutch Shell	1.0
Randgold Resources	0.9
Regency Centers	0.9
Douglas Emmett	0.9
Concho Resources	0.9
Total	33.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	7/28/10 Through 12/31/10
NET ASSET VALUE					
Beginning of period	$ 10.82	$ 11.12	$ 10.26	$ 12.12	$ 10.00
Investment activities					
Net investment income[(1)]	0.10	0.16	0.16	0.14	0.12
Net realized and unrealized gain / loss	1.37	(0.31)	1.00	(1.80)	2.09
Total from investment activities	1.47	(0.15)	1.16	(1.66)	2.21
Distributions					
Net investment income	–	(0.15)	(0.16)	(0.12)	(0.06)
Net realized gain	–	–	(0.11)	(0.07)	(0.03)
Tax return of capital	–	–	(0.03)	(0.01)	–
Total distributions	–	(0.15)	(0.30)	(0.20)	(0.09)
NET ASSET VALUE					
End of period	**$ 12.29**	**$ 10.82**	**$ 11.12**	**$ 10.26**	**$ 12.12**

Ratios/Supplemental Data					
Total return[(2)]	**13.59%**	**(1.30)%**	**11.35%**	**(13.61)%**	**22.14%**
Ratio of total expenses to average net assets	0.83%[(3)]	0.85%	0.86%	0.85%	0.79%[(3)]
Ratio of net investment income to average net assets	1.72%[(3)]	1.45%	1.45%	1.19%	1.80%[(3)]
Portfolio turnover rate	23.3%	51.6%	41.4%	30.0%	12.5%
Net assets, end of period (in millions)	$ 4,400	$ 3,745	$ 2,910	$ 2,382	$ 1,573

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.5%		
CONSUMER DISCRETIONARY 1.2%		
Hotels, Resorts, & Cruise Lines 1.2%		
Concentradora Fibra Danhos (MXN)	2,854,700	7,695
Hilton Worldwide Holdings (1)	658,213	15,336
Marriott, Class A	75,700	4,853
Starwood Hotels & Resorts Worldwide	310,100	25,062
Total Consumer Discretionary		52,946
CONSUMER STAPLES 0.3%		
Agricultural Products 0.3%		
Archer-Daniels-Midland	132,600	5,849
Bunge Limited	123,200	9,319
Total Consumer Staples		15,168
ENERGY 17.6%		
Coal & Consumable Fuels 0.4%		
Anglo Pacific (GBP)	1,389,132	4,160
Cloud Peak Energy (1)	386,200	3,557
CONSOL Energy	87,800	4,045
Seven Generations Energy, Class A, Acquisition Date: 12/18/13 - 4/3/14, Acquisition Cost $2,987 (CAD) (1)(2)(3)	129,328	4,545
		16,307
Integrated Oil & Gas 3.2%		
Chevron	118,400	15,457
Eni (EUR)	1,050,765	28,748
ExxonMobil	333,000	33,526
Hess	207,800	20,549
Royal Dutch Shell, ADR	524,300	43,187
		141,467

Oil & Gas Drilling 0.1%		
Patterson-UTI Energy	192,900	6,740
		6,740
Oil & Gas Equipment & Services 2.8%		
AMEC (GBP)	691,346	14,375
Cameron International (1)	149,100	10,096
Core Laboratories	70,800	11,828
Enerflex (CAD)	86,600	1,649
Exterran Holdings	209,700	9,434
Halliburton	283,700	20,146
Helix Energy Solutions Group (1)	219,700	5,780
Hilong Holding (HKD)	9,771,000	4,854
John Wood (GBP)	257,809	3,558
National Oilwell Varco	130,500	10,747
Schlumberger	233,988	27,599
Tesco	102,700	2,192
		122,258
Oil & Gas Exploration & Production 10.2%		
Anadarko Petroleum	335,400	36,716
Apache	246,700	24,823
ARC Resources (CAD)	91,437	2,784
Athlon Energy (1)	282,700	13,485
Canadian Natural Resources	233,500	10,720
Chesapeake Energy	197,500	6,138
Cimarex Energy	223,488	32,062
Concho Resources (1)	261,100	37,729
Continental Resources (1)	81,000	12,801
Diamondback Energy (1)	141,600	12,574
Dragon Oil (GBP)	332,468	3,491
Eclipse Resources (1)	86,709	2,179
Energy XXI Bermuda	212,300	5,017
EOG Resources	132,300	15,460
EQT	269,100	28,767

Laredo Petroleum (1)	208,900	6,472
Matador Resources (1)	228,800	6,699
NuVista Energy (CAD) (1)	296,800	3,324
Oasis Petroleum (1)	370,800	20,724
Ophir Energy (GBP) (1)	1,543,389	5,819
Parsley Energy (1)	247,604	5,960
PDC Energy (1)	99,900	6,309
Pioneer Natural Resources	198,000	45,502
Premier Oil (GBP)	1,358,833	7,765
Range Resources	321,100	27,920
Salamander Energy (GBP) (1)	3,142,091	7,528
Santos (AUD)	920,964	12,384
SM Energy	258,400	21,731
Talisman Energy (CAD)	791,600	8,368
Tullow Oil (GBP)	264,270	3,860
WPX Energy (1)	544,300	13,014
		448,125
Oil & Gas Refining & Marketing 0.6%		
Phillips 66	311,200	25,030
		25,030
Oil & Gas Storage & Transportation 0.3%		
Spectra Energy	304,200	12,922
		12,922
Total Energy		772,849
FINANCIALS 35.6%		
Diversified Real Estate Activities 2.7%		
Hang Lung Properties (HKD)	5,815,000	17,932
Inmobiliaria Colonial (EUR) (1)	2,351,238	1,874
Kerry Properties (HKD)	2,071,500	7,243
Mitsubishi Estate (JPY)	1,362,000	33,625
Mitsui Fudosan (JPY)	751,000	25,324

Sun Hung Kai Properties (HKD)	1,279,000	17,558
Sun Hung Kai Properties, Warrants, 4/22/16 (HKD) (1)	110,333	144
Wharf Holdings (HKD)	1,923,700	13,900
		117,600
Diversified Real Estate Investment Trusts 2.5%		
Canadian Real Estate Investment Trust (CAD)	206,300	8,892
Gecina (EUR)	115,692	16,871
PS Business Parks, REIT	123,300	10,294
Shaftesbury (GBP)	1,588,522	17,834
Stockland (AUD)	2,819,075	10,314
Vornado Realty Trust, REIT	419,700	44,795
		109,000
Health Care Real Estate Investment Trusts 0.3%		
Healthcare Realty Trust, REIT	522,200	13,274
		13,274
Hotel & Resort Real Estate Investment Trusts 0.8%		
Host Hotels & Resorts, REIT	865,900	19,059
Pebblebrook Hotel Trust, REIT	329,000	12,160
RLJ Lodging Trust, REIT	218,700	6,318
		37,537
Industrial Real Estate Investment Trusts 2.9%		
DCT Industrial Trust, REIT	2,019,900	16,583
EastGroup Properties, REIT	152,600	9,802
GLP J-REIT (JPY)	7,429	8,316
Goodman Group (AUD)	1,123,776	5,351
Mapletree Industrial Trust (SGD)	10,838,880	12,431
Nippon Prologis REIT (JPY)	3,403	7,934
Prologis, REIT	1,532,482	62,970
Terreno Realty, REIT	270,879	5,236
		128,623

Office Real Estate Investment Trusts 5.6%		
Alexandria Real Estate, REIT	257,300	19,977
Boston Properties, REIT	396,000	46,799
Brookfield Canada Office Properties (CAD)	706,200	18,233
Derwent London (GBP)	279,707	12,824
Douglas Emmett, REIT	1,444,800	40,772
Great Portland Estates (GBP)	706,310	7,785
Highwoods Properties, REIT	388,100	16,281
Kilroy Realty, REIT	497,100	30,959
SL Green Realty, REIT	473,000	51,751
		245,381
Real Estate Operating Companies 1.7%		
Aliansce Shopping Centers (BRL)	391,700	3,129
BR Malls Participacoes (BRL)	458,900	3,905
Deutsche Euroshop (EUR)	136,432	6,744
Global Logistic Properties (SGD)	4,626,000	10,017
Hongkong Land Holdings	2,612,000	17,422
Hufvudstaden (SEK)	637,024	8,943
Hysan Development (HKD)	857,000	4,025
Iguatemi Empresa de Shopping Centers (BRL)	336,600	3,379
PSP Swiss Property (CHF)	165,132	15,548
		73,112
Residential Real Estate Investment Trusts 4.9%		
American Campus Communities, REIT	335,300	12,822
AvalonBay Communities, REIT	426,400	60,630
Camden Property Trust, REIT	312,600	22,241
Equity Residential, REIT	732,000	46,116
Essex Property Trust, REIT	290,202	53,661
Nippon Accommodations Fund (JPY)	5,153	19,533
Post Properties, REIT	55,000	2,940
		217,943

Retail Real Estate Investment Trusts 12.2%		
Acadia Realty Trust, REIT	406,900	11,430
CapitaMall Trust (SGD)	7,315,000	11,586
CBL & Associates Properties, REIT	374,200	7,110
CFS Retail Property Trust Group (AUD)	8,355,478	16,073
Charter Hall Retail (AUD)	4,125,323	15,093
Equity One, REIT	212,300	5,008
Federal Realty Investment Trust, REIT	368,700	44,583
Frontier Real Estate Investment (JPY)	1,077	5,858
General Growth Properties, REIT	2,656,986	62,599
Hammerson (GBP)	1,060,434	10,526
Kimco Realty, REIT	1,619,000	37,205
Land Securities (GBP)	636,410	11,284
Macerich Company, REIT	795,100	53,073
Regency Centers, REIT	737,600	41,069
Scentre (AUD) (1)	5,843,822	17,633
Simon Property Group, REIT	724,000	120,387
Taubman Centers, REIT	233,300	17,686
Unibail-Rodamco (EUR)	105,667	30,739
Weingarten Realty Investors, REIT	513,000	16,847
		535,789
Specialized Real Estate Investment Trusts 2.0%		
Plum Creek Timber, REIT	317,400	14,315
Public Storage, REIT	312,800	53,598
Weyerhaeuser, REIT	607,600	20,106
		88,019
Total Financials		1,566,278
INDUSTRIALS & BUSINESS SERVICES 2.2%		
Aerospace & Defense 0.0%		
Precision Castparts	5,800	1,464
		1,464

Construction & Engineering 0.4%		
Jacobs Engineering Group (1)	163,600	8,717
Quanta Services (1)	281,500	9,734
		18,451
Heavy Electrical Equipment 0.4%		
AZZ	118,500	5,460
Babcock & Wilcox	378,220	12,277
		17,737
Industrial Machinery 1.3%		
Flowserve	279,300	20,766
Furukawa (JPY)	2,535,000	5,155
Harsco	1,030,000	13,714
Vallourec (EUR)	40,822	1,828
Valmont Industries	23,900	3,632
Wartsila, B Shares (EUR)	35,329	1,752
Xylem	236,000	9,223
		56,070
Office Services & Supplies 0.1%		
MSA Safety	89,700	5,156
		5,156
Total Industrials & Business Services		98,878
INFORMATION TECHNOLOGY 0.0%		
Applications Software 0.0%		
Computer Modelling (CAD)	70,800	1,965
Total Information Technology		1,965
MATERIALS 37.1%		
Aluminum 0.8%		
Constellium (1)	1,116,920	17,904
Hindalco (INR)	3,284,933	8,990

UACJ (JPY)	1,833,000	6,894
		33,788
Commodity Chemicals 0.1%		
Mexichem (MXN)	1,382,600	5,727
		5,727
Construction Materials 1.3%		
Anhui Conch Cement, H Shares (HKD)	597,000	2,060
Eagle Materials	60,600	5,713
Holcim (CHF)	319,546	14,044
Martin Marietta Materials	190,600	25,169
Vulcan Materials	355,000	11,316
		58,302
Diversified Chemicals 0.1%		
FMC	51,200	3,645
		3,645
Diversified Metals & Mining 15.4%		
African Rainbow Minerals (ZAR)	318,743	5,605
Anglo American (GBP)	980,798	24,003
BHP Billiton (GBP)	2,694,971	87,147
BHP Billiton (AUD)	8,469,228	143,350
Dowa Holdings (JPY)	929,000	8,767
First Quantum Minerals (CAD)	1,340,800	14,337
Freeport-McMoRan Copper & Gold	1,239,000	45,223
Glencore (GBP)	12,660,880	70,540
Grupo Mexico (MXN)	6,553,900	21,869
Iluka Resources (AUD)	3,308,886	12,683
Jiangxi Copper (HKD)	3,211,000	5,088
Korea Zinc (KRW)	30,023	11,780
Mitsubishi Materials (JPY)	1,139,000	3,991
MMC Norilsk Nickel, ADR	2,760,212	27,340
Orocobre (AUD) (1)	1,909,165	4,069
Rio Tinto (GBP)	1,440,595	76,638

Rio Tinto (AUD)	515,324	28,820
Sesa Sterlite (INR)	1,867,525	9,067
Southern Copper	1,930,800	29,319
US Silica Holdings	513,872	14,245
Vale, ADR	2,841,600	33,815
		677,696
Fertilizers & Agricultural Chemicals 0.8%		
Monsanto	72,600	9,056
Mosaic	245,100	12,120
Potash Corporation of Saskatchewan	738,400	14,015
Sociedad Quimica y Minera de Chile, ADR	64,300	1,885
		37,076
Forest Products 0.1%		
West Fraser Timber (CAD)	69,100	3,349
		3,349
Gold 6.6%		
Agnico Eagle Mines (CAD)	186,226	7,131
AngloGold Ashanti (ZAR) (1)	3,844,992	32,150
Centamin (GBP) (1)	14,031,182	15,248
Eldorado Gold (CAD)	3,756,177	28,724
Franco-Nevada (CAD)	2,005,904	57,571
Goldcorp, Class A	2,189,047	61,096
Osisko Gold Royalties (CAD) (1)	699,170	10,517
Randgold Resources (GBP)	998,316	41,628
Royal Gold	197,450	15,030
Sandstorm Gold (CAD) (1)	1,947,961	13,527
Sandstorm Gold, Warrants, 12/4/16, Acquisition Date: 7/6/12 Acquisition Cost $361 (CAD) (1)(2)	630,229	473
Yamana Gold (CAD)	678,636	5,584
		288,679
Industrial Gases 1.1%		
Air Products & Chemicals	43,900	5,646

Airgas	236,400	25,746
Praxair	121,300	16,114
		47,506
Metal & Glass Containers 0.5%		
Ball	130,400	8,174
Berry Plastics (1)	333,400	8,602
Vidrala (EUR)	61,222	3,036
		19,812
Paper Packaging 0.1%		
MeadWestvaco	148,000	6,551
		6,551
Paper Products 0.6%		
Clearwater Paper (1)	70,400	4,345
International Paper	263,200	13,284
Kapstone Paper & Packaging (1)	136,200	4,512
Schweitzer-Mauduit International	49,200	2,148
		24,289
Precious Metals & Minerals 3.0%		
Alrosa (1)	9,679,607	11,882
Fresnillo (GBP)	4,567,110	34,079
Lonmin (GBP) (1)	525,193	2,132
Petra Diamonds (GBP) (1)	22,196,174	35,764
Platinum Group Metals (CAD) (1)	12,696,300	15,111
Stillwater Mining (1)	1,038,230	18,221
Tahoe Resources (CAD) (1)	612,653	16,042
		133,231
Silver 0.8%		
Silver Wheaton	1,201,960	31,575
Silver Wheaton (CAD)	183,500	4,829
		36,404

Specialty Chemicals 2.0%		
Celanese, Series A	319,800	20,557
Ecolab	199,300	22,190
Flotek Industries (1)	137,300	4,415
International Flavors & Fragrances	26,800	2,795
Platform Specialty Products (1)	68,880	1,931
RPM	404,100	18,661
Sherwin-Williams	39,300	8,131
Victrex (GBP)	326,205	9,502
		88,182
Steel 3.8%		
ArcelorMittal (EUR)	1,002,953	14,873
Carpenter Technology	35,600	2,252
Daido Steel (JPY)	1,985,000	10,150
Fortescue Metals Group (AUD)	8,790,792	18,029
Hitachi Metals (JPY)	687,000	10,403
JFE Holdings (JPY)	128,100	2,644
Nippon Steel & Sumitomo Metal (JPY)	8,289,000	26,510
Nucor	313,900	15,460
Posco (KRW)	66,993	20,128
ThyssenKrupp (EUR) (1)	654,191	19,071
U.S. Steel	134,200	3,495
Usinas Siderurgicas de Minas Gerais (BRL) (1)	3,376,600	10,484
Worthington Industries	602,000	12,955
		166,454
Total Materials		1,630,691
UTILITIES 2.5%		
Electric Utilities 0.7%		
American Electric Power	185,600	10,351
Entergy	147,000	12,067
Exelon	150,200	5,480

PNM Resources	164,000	4,810
		32,708
Gas Utilities 0.3%		
Gail India (INR)	630,189	4,851
Infraestructura Energetica Nova (MXN)	1,369,804	7,600
		12,451
Independent Power Producers & Energy Traders 0.3%		
NRG Energy	296,806	11,041
		11,041
Multi-Utilities 1.2%		
National Grid (GBP)	582,637	8,376
NiSource	827,700	32,561
PG&E	250,100	12,010
		52,947
Total Utilities		109,147
Total Common Stocks (Cost $3,485,911)		4,247,922
PREFERRED STOCKS 0.2%		
MATERIALS 0.2%		
Diversified Metals & Mining 0.2%		
Bradespar (BRL)	835,700	7,659
Total Preferred Stocks (Cost $9,587)		7,659
CONVERTIBLE PREFERRED STOCKS 0.2%		
MATERIALS 0.2%		
Steel 0.2%		
ArcelorMittal	416,069	9,479
Total Convertible Preferred Stocks (Cost $10,180)		9,479

CONVERTIBLE BONDS 0.2%		
Forest City Enterprises, 4.25%, 8/15/18	7,135,000	8,081
Total Convertible Bonds (Cost $7,205)		8,081
SHORT-TERM INVESTMENTS 2.7%		
Money Market Funds 2.7%		
T. Rowe Price Reserve Investment Fund, 0.06% (5)(6)	117,867,018	117,867
Total Short-Term Investments (Cost $117,867)		117,867
Total Investments in Securities		
99.8% of Net Assets (Cost $3,630,750)		**$ 4,391,008**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $5,018 and represents 0.1% of net assets.
(3) Level 3 in fair value hierarchy. See Note 2.
(4) When-issued security
(5) Seven-day yield
(6) Affiliated Companies
ADR American Depository Receipts
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
SEK Swedish Krona

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Real Assets Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on July 28, 2010. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the six months ended June 30, 2014.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $1,546,000 for the six months ended June 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,019,765,000 and $916,693,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2013, the fund had $315,112,000 of available capital loss carryforwards.

At June 30, 2014, the cost of investments for federal income tax purposes was $3,689,234,000. Net unrealized gain aggregated $701,826,000 at period-end, of which $809,028,000 related to appreciated investments and $107,202,000 related to depreciated investments.

NOTE 5 - ACQUISITION

On May 19, 2014, the fund acquired substantially all of the assets of the T. Rowe Price Global Infrastructure Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated January 31, 2014, and approved by shareholders of the acquired fund on April 30, 2014. The acquisition provides the acquired fund’s shareholders global investments along with a broader diversification across sectors and a stronger focus on inflation protections, as well as a potentially lower expense ratio. The acquisition was accomplished by a tax-free exchange of 3,118,056 shares of the fund, with a value of $36,731,000 for all 3,795,094 shares of the acquired fund then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, May 16, 2014. The net assets of the acquired fund at that date included $20,000 of unrealized depreciation. Assets of the acquired fund, including securities of $35,650,000, cash of $842,000, and receivables and other assets of $238,000, were combined with those of the fund, resulting in aggregate net assets of $4,181,367,000 immediately after the acquisition.

Pro forma results of operations of the combined entity for the six months ended June 30, 2014, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since May 19, 2014.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $92,000 for Price Associates; $20,000 for T. Rowe Price Services, Inc; and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2014, the fund was charged $181,000 for shareholder servicing costs related to the college savings plans, of which $135,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2014, the fund was allocated $90,000 of Spectrum Funds’ expenses and $3,022,000 of Retirement Funds’ expenses. Of these amounts, $1,430,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds and 84% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At June 30, 2014, approximately 5% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of June 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 472,301 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Advisor had previously entered into a subdelegation agreement under which T. Rowe Price Singapore Private Ltd. furnished certain discretionary investment management and dealing facilitation services with respect to the fund. Because the fund no longer requires such services, the Board concluded that it was appropriate not to continue the subdelegation agreement on behalf of the fund and to allow such agreement to terminate effective April 30, 2014. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014